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(Logo)                       ARTHUR ANDERSEN LLP

                                                                    EXHIBIT 23.1





                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports included or incorporated by reference in this Form 10-K into Crawford & Company's previously filed Registration Statement File Nos. 2-78989, 33-22595, 33-47536 and 33-36116.



/s/ Arthur Andersen LLP


Atlanta, Georgia
March 18, 1996